UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 17, 2022

Exact Name of Registrant	Commission	I.R.S. Employer
as Specified in Its Charter	File Number	Identification No.
Hawaiian Electric Industries, Inc.	1-8503	99-0208097

State of Hawaii
(State or other jurisdiction of incorporation)

1001 Bishop Street, Suite 2900, Honolulu, Hawaii  96813
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:
 (808) 543-5662

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Hawaiian Electric Industries, Inc.	Common Stock, Without Par Value	HE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 17, 2022 the Board of Directors (the “Board”) of Hawaiian Electric Industries, Inc. (the “Company”) elected Michael J. Kennedy as a director of the Company, effective August 1, 2022, to serve until the Company’s 2023 Annual Meeting of Shareholders. Mr. Kennedy will continue to serve as a director of the Company’s wholly owned subsidiary, American Savings Bank, F.S.B., where he has served as a director and member of the Risk Committee since 2018 and as a member of the Audit Committee since 2020.

There are no arrangements or understandings between Mr. Kennedy and any other person pursuant to which he was selected as a director of the Company and no transactions involving Mr. Kennedy that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Kennedy will participate in the Company’s standard non-employee director compensation program, as described in the Company’s Proxy Statement dated March 18, 2022, and will enter into substantially the same indemnity agreement that the Company entered into with each of its existing directors, the form of which is filed as Exhibit 10.18 to the Company’s Annual Report on Form 10-K for fiscal year 2021.

Item 7.01 Regulation FD Disclosure.

On July 19, 2022, HEI issued a news release, “Michael J. Kennedy named to Hawaiian Electric Industries board of directors.” This news release is furnished as Exhibit 99.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
Exhibit 99	News release, dated July 19, 2021, “Michael J. Kennedy named to Hawaiian Electric Industries board of directors.”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

The information furnished in connection with Item 7.01 of this current report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HAWAIIAN ELECTRIC INDUSTRIES, INC.
(Registrant)
/s/ Kurt K. Murao
Kurt K. Murao
Executive Vice President, General Counsel,
Chief Administrative Officer and Corporate Secretary

Date: July 19, 2022

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